John Hancock Funds II
Supplement dated January 2, 2008
to the Class NAV and Class 1 Shares Prospectuses
dated December 31, 2007
Information pertaining to U.S. Global Leaders Growth Fund (the “Fund”) is replaced with the following:

Subadviser:	Sustainable Growth Advisers, L.P.

Investment Objective:	To seek long-term growth of capital.

Investment Strategies:	Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in stocks of companies the subadviser regards, at the time of investment, as “U.S. Global Leaders.” The Fund invests in common stocks of U.S. Global Leaders companies determined by the subadviser to have a high degree of predictability and above average sustainable long-term growth.
As a result of its investment strategy, the Fund invests in large capitalization companies (companies in the capitalization range of the S&P 500 Index $1.09 billion to $487.14 billion as of November 30, 2007). The subadviser considers U.S. Global Leaders to be U.S. companies with multi-national operations that typically exhibit the following sustainable growth characteristics:
• Hold leading market share of their relevant industries that result in high profit margins and high investment returns.
• Supply consumable products or services so that their revenue streams are recurring.
The subadviser seeks to identify companies with superior long-term earnings prospects and to continue to own them as long as the subadviser believes they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.
The Fund may invest in other types of equities and foreign stocks.
This Supplement shall remain in effect until T. Rowe Price Associates, Inc. replaces Sustainable Growth Advisers, L.P. as the Fund’s subadviser (effective as of the time the net asset value is determined on January 17, 2008).

1